UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 27, 2017

NeuroOne Medical Technologies Corporation

(Exact name of registrant as specified in its charter)

000-54716	20-0863354
(Commission File Number)	(IRS Employer Identification No.)

10006 Liatris Lane, Eden Prairie, MN 55347

(Address of principal executive offices and zip code)

952-237-7412

(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment of 2016 Notes

The NeuroOne, Inc. board of directors approved a convertible note (the “2016 Convertible Notes”) and warrant (the “2016 Warrants”) financing for gross proceeds of up to $1.5 million in November 2016 and increased such financing authority to $2.5 million in June 2017. In July, 2017, NeuroOne, Inc. was acquired by NeuroOne Medical Technologies Corporation (the “Company”). The 2016 Convertible Notes bear interest at a fixed rate of 8% per annum and required the Company to repay the principal and accrued and unpaid interest thereon at the earlier of the maturity date of November 21, 2017 or the consummation of the next equity or equity-linked round of financing resulting in more than $3 million in gross proceeds (a “Qualified Financing”). As of September 30, 2017, the Company had issued $1,625,120 of 2016 Convertible Notes.

On November 20, 2017, the Company and holders of a majority in original aggregate principal amount of the 2016 Convertible Notes signed a written consent to a second amendment to both the 2016 Convertible Notes and the 2016 Warrants to (i) extend the maturity date of the 2016 Convertible Notes to July 31, 2018; (ii) remove subordination provisions in the 2016 Convertible Notes; and (iii) remove certain exercise price adjustments of the 2016 Warrants to minimize derivative accounting issues (the “Amendments”). Pursuant to Section 8.6 of the 2016 Convertible Notes and Section 9(h) of the 2016 Warrants, the 2016 Convertible Notes and 2016 Warrants may be amended with the written consent of the Company and the holders of a majority in original aggregate principal amount of the 2016 Convertible Notes, which consents shall be binding upon each holder of the 2016 Convertible Notes and the 2016 Warrants, whether or not each holder has signed such consents.

Following the Amendments, if a qualified financing does not occur before July 31, 2018, the outstanding principal and accrued and unpaid interest on the 2016 Convertible Notes shall automatically convert into the securities issued by the Company in the Qualified Financing based on the greater number of such securities resulting from either (i) the outstanding principal and accrued interest on the 2016 Convertible Notes divided by $1.80 or (ii) the outstanding principal and accrued interest on the 2016 Convertible Notes multiplied by 1.25, divided by the price paid per security in such financing. If a change of control transaction or initial public offering occurs prior to a Qualified Financing, the 2016 Convertible Notes would, at the election of the holders of a majority of the outstanding principal of the 2016 Convertible Notes, either become payable on demand as of the closing date of such transaction or become convertible into shares of common stock immediately prior to such transaction at a price per share equal to the lesser of (i) the per share value as determined by the board of directors as if in connection with the granting of stock based compensation or in a private sale to a third party in an arms’ length transaction or (ii) at the per share consideration to be paid in such transaction. “Change of control” means a merger or consolidation with another entity in which our stockholders do not own more than 50% of the outstanding voting power of the surviving entity or the disposition of all or substantially all of our assets. The 2016 Convertible Notes are unsecured.

The foregoing description of the 2016 Convertible Notes, the 2016 Warrants and the Amendments is qualified in its entirety by reference to (i) the forms of the 2016 Subscription Agreement, 2016 Convertible Promissory Note, the 2016 Warrant, the First Amendment to the 2016 Convertible Notes and the First Amendment to the 2016 Warrants, each of which is attached an as exhibit to the Current Report on Form 8-K filed by the Company on July 20, 2017, and incorporated herein by reference, and (ii) forms of the Second Amendment to the 2016 Convertible Note and the Second Amendment to the 2016 Warrant, which are attached as Exhibits 4.3 and 4.4 hereto, respectively, and incorporated herein by reference. These forms are incorporated herein by reference only to provide investors with information regarding the terms of such documents and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the Securities and Exchange Commission.

Additional Sale of 2017 Notes

As previously disclosed in a Form 8-K filed by the Company with the Securities and Exchange Commission on October 6, 2017 (the “Prior Form 8-K), the Company entered into a subscription agreement dated October 4, 2017 (the “Subscription Agreement”) with a number of institutional and accredited investors (collectively, the “Subscribers”) pursuant to which the Company, in a private placement (the “Private Placement”), agreed to issue and sell to the Subscribers 8% convertible promissory notes (each, a “2017 Note” and collectively, the “2017 Notes”) and warrants (each, a “2017 Warrant” and collectively, the “2017 Warrants”) to purchase shares of the Company’s capital stock. Please see the Prior Form 8-K for further disclosure regarding the terms of the Private Placement. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Prior Form 8-K.

On November 27, 2017, the Company entered into the Subscription Agreement with additional Subscribers, and issued Notes in a principal amount of $100,000 to those Subscribers.

In aggregate, pursuant to all closings in the Private Placement, the Company has issued Notes in an aggregate principal amount of $465,000 to the Subscribers.

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Item 3.02. Unregistered Sales of Equity Securities.

As described more fully in Item 1.01 above, which description is hereby incorporated by reference into this Item 3.02, the Company has agreed to sell the Notes and the Warrants issued in the Private Placement to the Subscribers, all of whom are accredited investors, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder. The Company will rely on this exemption from registration based in part on representations made by the Subscribers. The net proceeds to the Company from the Private Placement will be used for general working capital. The Notes and Warrants have not been and will not be registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration under the Securities Act or an exemption from such registration requirements. Neither this Current Report on Form 8-K nor any exhibit attached hereto shall constitute an offer to sell or the solicitation of an offer to buy the Notes, the Warrants, shares of Common Stock or any other securities of the Company.

Item 9.01.  Financial Statement and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

4.1*	Form of 2017 Note
4.2*	Form of 2017 Warrant
4.3	Form of Second Amendment to 2016 Convertible Note
4.4	Form of Second Amendment to 2016 Warrant
10.1*	Form of 2017 Subscription Agreement

* Incorporated by reference to our Current Report on Form 8-K filed with the Securities and Exchange Commission on October 6, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEUROONE MEDICAL TECHNOLOGIES CORPORATION

By:	/s/ David Rosa
Name: David Rosa
Title: Chief Executive Officer

Dated: November 27, 2017

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